Exhibit 99.1

Excellence in Surgical Visualization
Corporate Presentation

 July 2010 w

Excellence in Surgical Visualization
Safe Harbor
 This presentation contains forward-looking statements. These forward-
 looking statements are estimates reflecting the best judgment of our management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward
 -looking statements. These forward-looking statements should, therefore, be considered in light of various important factors as described in our annual report on Form 10-K under the heading "Risk Factors" as updated from time to time by our quarterly reports on Form 10-Q and our other filings with the Securities and Exchange Commission. Statements concerning forecasts, revenue growth, procedure growth, future financial results, and statements using words such as "estimate", "project", "plan", "intend",
 "expect", "anticipate", "believe" and similar expressions are intended to identify forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. We undertake no obligation to publicly update or release any revisions to these forward-looking statements to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events.
This presentation should not be construed as an offer to buy or sell securities

Excellence in Surgical Visualization
The Company
• Viking Systems (OTCBB: VKNG) is a leading worldwide
 developer, manufacturer and marketer of 2D and 3D
 visualization solutions for complex minimally invasive surgery.
• The Company actively markets and sells the only stand alone, cost effective 3D vision system for use in minimally invasive surgery.
• The Company believes performing complex minimally invasive procedures with a 3D vision system has the potential not only to improve the quality of care but also to reduce procedure time and therefore cost of procedures.

Excellence in Surgical Visualization
 Management Team
• Bill Bopp: Chairman
 – ALARIS: Sr. VP & CFO
 – C.R. Bard: EVP & CFO
 – Harvard University, AB & MBA
• Jed Kennedy: President & CEO
 – Vista Medical Technologies: EVP & COO
 – Smith & Nephew: Group Director, Product
 Development
 – Boston University, BS
• Rob Mathews: EVP & CFO
 – Cardinal Health’s Clinical Technologies and
 Services : SVP & CFO
 – ALARIS: Vice President of Finance & CAO
 – Price Waterhouse
 – San Diego State University, BS
• Yuri Kazakevich: Vice President, R&D
 – Smith & Nephew: R&D Manager,
 Visualization
 – Science and Technology Corporation of the
 Academy of Sciences of the USSR: Principal
 Engineer
 – Institute of Fine Mechanics and Optics,
 Leningrad, USSR, BS & MS
• Rob Tierney: VP, US Sales & Clinical Dev.
 – Precision Optics: Director of Sales
 – Smith & Nephew: Vice President of Sales
 – Tierney Associates: Principal
 – Western Michigan University, BS
 – University of Florida, BS (Physicians Assistant-
 Certified)
• Fred Calnan: VP, International & OEM Sales
 – Trivirix International: Director of Business
 Development
 – Plexus: Account Executive Medical Sector
 – Babson College, MBA
 – University of Limerick, BS
• Terry Donovan: Vice President, Operations
 – Donovan Consulting Company: Principal
 – Smith & Nephew; Vice President of Manufacturing
 – Schott Fiber Optics Corp.: Manufacturing
 Manager
 – Northeastern University, MBA
 – Merrimack College, BS

Excellence in Surgical Visualization
Historical Background
•January 2008
 ➢ Restructured business model to reduce expenses
 ➢ New management and Board of Directors
 ➢ Simplified capital structure with refinancing
• Improved P&L and cash flow in 2009

Excellence in Surgical Visualization
Selected Financial Data
• Symbol   VKNG.OB
• 2009 Sales  $7.2 million
• 2009 Op. Loss*  $0.5 million
• Shares O/S  53.3 million
• Recent Price  $0.21 - $0.27
• Market Cap  approx. $12 million
• 52 week range  $0.01 - $1.10
*excluding noncash charges

Excellence in Surgical Visualization
Opportunity
• Major new product cycle unfolding around 3D vision
 systems
• Viking is currently the only known supplier of stand
 alone, cost effective 3D vision systems
•  5% market conversion represents $100,000,000 sales
• Potential to roll up with disposable instruments for “robot lite” to address newly created multi-billion dollar market

Excellence in Surgical Visualization
 Intellectual Property Portfolio
• Fourteen issued US patents
• Four Licensed US patents
• Three Provisional Patents filed
• Four Disclosures in progress
• Substantial 3D vision system “know how”

Excellence in Surgical Visualization
• Restores the surgeon’s natural 3D vision and depth
 perception
• Provides depth cues and precise spatial orientation
• Shown to enhance dissection, grasping skills, suturing,
 stapling and overall surgical efficiency*
• Requires no additional certification or training for those surgeons certified to perform laparoscopic procedures
• Enhances task performance leading to lower procedure
 times and costs*
*data on file
 Benefits of Viking

Excellence in Surgical Visualization

Independent Study
Demonstrating Benefits of 3D

3D vision enhances task performance independent of the surgical method
O.J. Wagner (1,2) , M. Hagen (2) , M. Talamini (2) , S. Horgan (2) , A. Kurmann (1) ,
1D. Candinas (1) , 1S.A. Vorburger (1)
1) Department of Visceral and Transplantation Surgery, Inselspital, University Hospital Bern and University of Bern, Switzerland
2) Center for the Future of Surgery, Department of Surgery, University of California - San Diego,USA
• Background

 Despite obvious advantages of minimally invasive surgery, laparoscopy lacks of natural stereoscopic depth perception and spatial orientation. Therefore, these 2 parameters appear to represent mayor downsides of minimal-invasive surgery. Still, the importance and overall negative effect of this lack of natural stereoscopic depth perception and spatial orientation has not been clearly demonstrated. The aim of this study was to evaluate if three-dimensional (3D) visualization improves surgical skills and task performance when compared to two-dimensional (2D) vision.
• Conclusion
 All tasks were completed faster with 3D vision compared to 2D vision. The more complex a task, the more 3D vision sped up task completion compared to 2D vision, independent of the surgical modality. A major factor for improved task performance of robotic-assisted surgery (3D) compared to conventional (2D) laparoscopy is the improved vision.
(Presented at the European Association of Endoscopic Surgeons, June 2009. ,manuscript is currently under  review by “Endoscopy.”)

Excellence in Surgical Visualization

Excellence in Surgical Visualization
 • Robotic surgery brought 3D visualization to the OR
 • 3DHD enables complex minimally invasive procedures
 • Emergence of 3D flat panel display technology

Excellence in Surgical Visualization
Notable Quotes
• Dr. Gerald Andriole, Chief of Urological Surgery, Washington U. in St. Louis, MO:
  "Viking’s Next Generation 3DHD system represents a huge improvement over 2D HD visualization in laparoscopic surgery. Having a 3D image gives the surgeon superb control while manipulating needles for intracorporal sewing, making knot tying simple."
• Dr. Sam Bhayani, Co-Director of Robotic Surgery, Div. of Urological Surgery, Washington U. St. Louis, MO:
  “This 3D image is as good as any I have ever seen in my robotic procedures. I feel more in control and extraordinarily comfortable. It allows me to regain tactile feedback without sacrificing superior visualization.“
• Dr. Eric J. DeMaria, Chief of Surgery at Durham Regional Hospital:
 “Using 3D cameras in the OR has changed my sense of depth and space while performing minimally invasive surgery.
 In our recent tests, 3D technology has helped provide a truer visual experience - similar to that of natural sight, even when performing laparoscopic surgical tasks deep within the abdominal cavity.”
• Dr. Colleen Feltmate, Director Minimally Invasive GYN-Oncologic Surgery, Brigham & Women’s Hospital,
 Boston, MA:
 “I was quite impressed with the Viking 3DHD system.  I really am looking forward to trialing it out in surgery to see how much faster and/or precise it makes me.”
• Dr. Alistair Phillips, Attending Cardio Vascular Surgeon at The Heart Center at Nationwide Children’s Hospital
 and assistant professor of Surgery at The Ohio State University College of Medicine, Columbus, OH :
  “The Viking 3D system has become a very important part of our practice and will have an ever increasing role, especially with the improvements Viking has made with the new 3DHD System.”

Excellence in Surgical Visualization

Minimally Invasive Camera
Systems Market Data
• US market 2DHD Systems estimated at $800 million for 2011
• Global market estimated at approximately $ 2.0 billion*
• In 2005 only 12% of systems placed were HD; in 2008 the number was closer to 65%
• ASP for a standard definition camera system is $25,000 - $40,000 (end user)
• ASP for a high definition camera system is $40,000 - $65,000 (end user)
• Number of MIS procedures performed is growing as technology enables more procedures to convert from open. High quality vision is essential to this conversion.
*Includes various combinations of cameras, lightsources, monitors, recorders, carts and displays. (Excludes $1.0 Billion in endoscopes)

Excellence in Surgical Visualization
VIKING is uniquely positioned in the gap between conventional 2D HD systems and the 3D HD visualization systems available only as part of high cost robotic systems, this represents a two billion dollar market opportunity……..
Market Opportunity for
--------------------Minimally Invasive (MIS) Vision Market----------------------

Stryker
Storz
Richard Wolf
Linvatec
Intuitive
Viking Systems
Market Opportunity
25, 000 to 30,000/yr
1 CHIP SD
3 CHIP SD
Surgical
Robotics
~350/yr
Laparoscopic
 Urology
 GYN
 General Surgery
 Thoracic
Convert
”
2D HD

Excellence in Surgical Visualization
• Building Surgeon & Brand Awareness

Excellence in Surgical Visualization
 American College of Surgeons
   96th Clinical Congress
• October 3-7, 2010
• 9,000 domestic and international surgeons
• 20’ X 40’ booth on main aisle
• Co-marketing plans with Sony

Excellence in Surgical Visualization
• Primary Goal
 – Develop regional distributors that will allow continued growth through clinical experience and positive referrals
• Distributor Focus
 – Surgical vision system experience
 – Complementary product offerings
 – Operating room as primary call point
• Primary launch targets
 – United States
 – Italy
 – France
 – Spain
 – Central Europe (Austria/Czech Republic/Poland)
 – S. Korea
• Second phase
 – Germany/UK/China/Japan/Switzerland/Latin America/Turkey
• Clinical Focus
 – General Surgery/GYN/Urology/Thoracic

Excellence in Surgical Visualization

• 1,000 systems = sales of approx. $70-$90 MM
• 2,000 systems = sales of approx. $140-$180 MM
• 3,000 systems = sales of approx. $210-$270 MM

Excellence in Surgical Visualization
 Beyond Stand Alone
3D for robotic surgical systems
 – We believe robotic surgical systems require 3D
 visualization. Viking is well positioned to provide 3D
 visualization solutions to robotic surgical system
 manufacturers
• Enabling advanced technologies for laparoscopic
 surgery

Excellence in Surgical Visualization
Automated
Scope
Positioner*
Strategic Opportunity
•Completes Solution
•Establishes Market Domain
•Expands Clinical Relevancy
•Drives ‘Price-to-Value’
Example advanced technology
combination for laparoscopic
surgery

* Non Viking technology potentially
available for combination.

Excellence in Surgical Visualization

Surgical Robotic System
Capital Equipment  $1.4MM
Annual service agreement $142K
Per Procedure consumable $1,900
2009 procedure total 205,000
Advanced Laparoscopic System with
Capital Equipment  $<250K
Annual service agreement $0
Per Procedure consumable $500-1500
2009 MIS procedures 3,000,000+

Cost Comparison

Excellence in Surgical Visualization
OEM Business
“A Valued Partner in the Growth of Medical Technology”
✓ FDA registered
✓ ISO 13485 certified
✓ Credible Customer List
 • Boston Scientific
 • Medtronic
 • B. Braun
 • Richard Wolf
✓ Skilled Work Force
✓ Clean Room Facilities
✓ Electro- Mechanical Assembly
✓ Optical Assembly
✓ Medical Device Design Expertise
 • Analog & Digital Electronics
 • Firmware
 • Mechanical
 • Optical
✓ Design Tools
 • Solid Works
 • AutoCad
 • ORCAD
 • ZEMAX
✓ Regulatory Affairs Expertise
 • US & ROW
 Viking Systems operates a Medical Technology - OEM business, manufacturing and assembling 3-D and 2-D cameras and components made for several top-level and widely recognized medical instrument companies worldwide. Viking sells these components direct to contracted clients, as well as through strategic partners.
Medical Technology Capabilities:

Excellence in Surgical Visualization
Summary
• Unique product to address $2 billion surgical vision market
• Enabling technology of multi-billion surgical robotic market which can provide a platform for growth
• Experienced management team
• Strong intellectual property portfolio & proprietary “know how”
• Publicly traded equity
• Operates in Health Care Market Segment

Excellence in Surgical Visualization
Thank You